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                                  EXHIBIT 10.23


           Schedule of Additional Warrants Issued in Connection with Series A 8%
                          Convertible Preferred Stock

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

Date of           Name of                            Warrant          Number of Shares           Expiration
Issuance          Warrant Recipient                  No.               of Common Stock           Date
5/14/99           Progressive Group                  A-2               150,000                   5/14/2004